Interpublic Group February 10, 2022 FOURTH QUARTER & FULL YEAR 2021 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Fourth Quarter & Full Year 2021 Organic change of net revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believe these metric provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliation of organic net revenue change on pages 19-20 and adjusted results on pages 21-25. • Fourth Quarter 2021 net revenue growth was 11.6% and organic growth was 11.7% ◦ U.S. organic growth of net revenue was 12.1% ◦ International organic growth of net revenue was 11.0% • Fourth Quarter net income as reported was $357.9 million • Fourth Quarter adjusted EBITA before restructuring charges was $491.8 million with margin of 19.3% on net revenue • Fourth Quarter diluted EPS was $0.90 and adjusted diluted EPS was $0.82 • FY-21 net revenue growth was 12.9% and organic growth was 11.9% • FY-21 cash flow from operations was $2.08 billion, year-end cash and equivalents was $3.3 billion • Increased quarterly common share dividend 7% to $0.290 and reauthorized share repurchase program

3Interpublic Group of Companies, Inc. Three Months Ended December 31, 2021 2020 Net Revenue $ 2,548.9 $ 2,284.4 Billable Expenses 383.2 265.6 Total Revenue 2,932.1 2,550.0 Salaries and Related Expenses 1,586.2 1,346.2 Office and Other Direct Expenses 384.8 364.8 Billable Expenses 383.2 265.6 Cost of Services 2,354.2 1,976.6 Selling, General and Administrative Expenses 32.5 22.4 Depreciation and Amortization 75.1 73.7 Restructuring Charges 13.0 253.9 Total Operating Expense 2,474.8 2,326.6 Operating Income 457.3 223.4 Interest Expense, net (30.2) (40.0) Other Income (Expense), net 6.2 (9.8) Income Before Income Taxes 433.3 173.6 Provision for Income Taxes 67.4 58.1 Equity in Net Income of Unconsolidated Affiliates 2.1 1.5 Net Income 368.0 117.0 Net Income Attributable to Noncontrolling Interests (10.1) (4.7) Net Income Available to IPG Common Stockholders $ 357.9 $ 112.3 Earnings per Share Available to IPG Common Stockholders - Basic (1) $ 0.91 $ 0.29 Earnings per Share Available to IPG Common Stockholders - Diluted (1) $ 0.90 $ 0.28 Weighted-Average Number of Common Shares Outstanding - Basic 393.7 390.5 Weighted-Average Number of Common Shares Outstanding - Diluted 399.9 396.1 Dividends Declared per Common Share $ 0.270 $ 0.255 ($ in Millions, except per share amounts) Operating Performance (1) Earnings per share amounts calculated on an unrounded basis.

4Interpublic Group of Companies, Inc. Three Months Ended Twelve Months Ended $ % Change $ % Change December 31, 2020 $ 2,284.4 $ 8,064.5 Foreign currency 5.4 0.2% 115.2 1.4% Net acquisitions/(divestitures) (7.9) (0.3%) (34.9) (0.4%) Organic 267.0 11.7% 963.1 11.9% Total change 264.5 11.6% 1,043.4 12.9% December 31, 2021 $ 2,548.9 $ 9,107.9 Three Months Ended December 31, Twelve Months Ended December 31, Change Change 2021 2020 Organic Total 2021 2020 Organic Total IAN $ 2,208.5 $ 1,985.7 11.2% 11.2% $ 7,839.8 $ 6,921.4 12.2% 13.3% DXTRA $ 340.4 $ 298.7 15.1% 14.0% $ 1,268.1 $ 1,143.1 10.6% 10.9% See reconciliation of segment organic net revenue change on pages 19 and 20. ($ in Millions) Net Revenue

5Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 19. Three Months Ended December 31, 2021 +12.1% United States +6.2% United Kingdom +6.0% Continental Europe +22.5% Latin America +9.7% Asia Pacific +11.0% International +11.7% Worldwide +18.7% All Other Markets

6Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. Three Months Ended December 31 (1)

7Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue Twelve Months Ended December 31 (1) (1) Excludes amortization of acquired intangibles.

Adjusted Diluted Earnings Per Share

	Three Months Ended December 31, 2021					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Sales of Businesses	Tax Valuation Allowance Reversals	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [2]	**$ 457.3**	**$ (21.5)**	**$ (13.0)**			**$ 491.8**
Total (Expenses) and Other Income [3]	(24.0)			$ (0.8)		(23.2)
Income Before Income Taxes	**433.3**	**(21.5)**	**(13.0)**	**(0.8)**		**468.6**
Provision for Income Taxes	67.4	4.3	2.9	0.3	$ 59.4	134.3
Equity in Net Income of Unconsolidated Affiliates	2.1					2.1
Net Income Attributable to Noncontrolling Interests	(10.1)					(10.1)
DILUTED EPS COMPONENTS:						
Net Income Available to IPG Common Stockholders	**$ 357.9**	**$ (17.2)**	**$ (10.1)**	**$ (0.5)**	**$ 59.4**	**$ 326.3**
Weighted-Average Number of Common Shares Outstanding	399.9					399.9
Earnings per Share Available to IPG Common Stockholders [4]	**$ 0.90**	**$ (0.04)**	**$ (0.03)**	**$ (0.00)**	**$ 0.15**	**$ 0.82**

[1] Restructuring charges of $13.0 in the fourth quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
[2] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[3] Consists of non-operating expenses including interest expense, net and other expense, net.
[4] Earnings per share amounts calculated on an unrounded basis.
See full non-GAAP reconciliation of adjusted diluted earnings per share on page 21.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 8 IPG

Adjusted Diluted Earnings Per Share

	Twelve Months Ended December 31, 2021						
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [1]	Net Losses on Sales of Businesses [2]	Tax Valuation Allowance Reversals	Loss on Early Extinguishment of Debt [3]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [4]	**$ 1,436.2**	**$ (86.2)**	**$ (10.6)**				**$ 1,533.0**
Total (Expenses) and Other Income [5]	(214.1)			$ (13.3)		$ (74.0)	(126.8)
Income Before Income Taxes	**1,222.1**	**(86.2)**	**(10.6)**	**(13.3)**		**(74.0)**	**1,406.2**
Provision for Income Taxes	251.8	16.9	3.2	2.0	$ 59.4	18.5	351.8
Equity in Net Income of Unconsolidated Affiliates	2.5						2.5
Net Income Attributable to Noncontrolling Interests	(20.0)						(20.0)
DILUTED EPS COMPONENTS:							
Net Income Available to IPG Common Stockholders	**$ 952.8**	**$ (69.3)**	**$ (7.4)**	**$ (11.3)**	**$ 59.4**	**$ (55.5)**	**$ 1,036.9**
Weighted-Average Number of Common Shares Outstanding	398.4						398.4
Earnings per Share Available to IPG Common Stockholders [6]	**$ 2.39**	**$ (0.17)**	**$ (0.02)**	**$ (0.03)**	**$ 0.15**	**$ (0.14)**	**$ 2.60**

[1] Restructuring charges of $10.6 in FY 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

[2] Includes losses on compete dispositions of businesses and the classification of certain assets as held for sale, partially offset by a non-cash in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest.

[3] Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.

[4] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.

[5] Consists of non-operating expenses including interest expense, net and other expense, net.

[6] Earnings per share amounts calculated on an unrounded basis.

See full non-GAAP reconciliation of adjusted diluted earnings per share on page 22.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 9

IPG

10Interpublic Group of Companies, Inc. Twelve Months Ended December 31, 2021 2020 Net Income $ 972.8 $ 354.2 OPERATING ACTIVITIES: Depreciation & amortization 359.6 369.0 Loss on early extinguishment of debt 74.0 — Net losses on sales of businesses 19.4 67.0 Non-cash restructuring charges (1) 9.8 265.6 Other non-cash items 4.1 79.5 Deferred taxes (8.2) (46.4) Change in working capital, net 743.4 900.1 Change in other non-current assets & liabilities (99.3) (141.8) Net cash provided by Operating Activities 2,075.6 1,847.2 INVESTING ACTIVITIES: Capital expenditures (195.3) (167.5) Deconsolidation of a subsidiary (16.3) — Acquisitions, net of cash acquired — (4.9) Net proceeds from investments 34.8 13.5 Other investing activities (8.5) (57.3) Net cash used in Investing Activities (185.3) (216.2) FINANCING ACTIVITIES: Early extinguishment of long-term debt (1,066.8) — Repayment of long-term debt (504.1) (503.7) Common stock dividends (427.7) (398.1) Acquisition-related payments (28.0) (46.6) Tax payments for employee shares withheld (25.5) (22.3) Distributions to noncontrolling interests (15.5) (19.5) Net (decrease) increase in short-term borrowings (10.8) 1.5 Proceeds from long-term debt 998.1 646.2 Exercise of stock options 8.0 6.5 Other financing activities (11.9) (10.2) Net cash used in Financing Activities (1,084.2) (346.2) Currency effect (45.4) 31.0 Net increase in cash, cash equivalents and restricted cash $ 760.7 $ 1,315.8 ($ in Millions) Cash Flow (1) Includes $6.3 and $209.9 for the twelve months ended December 31, 2021 and 2020, respectively, related to change in operating lease right-of-use assets and liabilities resulting from 2020 restructuring actions.

11Interpublic Group of Companies, Inc. December 31, 2021 December 31, 2020 CURRENT ASSETS: Cash and cash equivalents $ 3,270.0 $ 2,509.0 Accounts receivable, net 5,177.7 4,646.4 Accounts receivable, billable to clients 2,347.2 1,820.7 Assets held for sale 8.2 0.8 Other current assets 428.7 390.7 Total current assets $ 11,231.8 $ 9,367.6 CURRENT LIABILITIES: Accounts payable $ 8,960.0 $ 7,269.7 Accrued liabilities 918.1 832.4 Contract liabilities 688.5 657.8 Short-term borrowings 47.5 48.0 Current portion of long-term debt 0.7 502.5 Current portion of operating leases 265.8 268.5 Liabilities held for sale 9.4 1.6 Total current liabilities $ 10,890.0 $ 9,580.5 ($ in Millions) Balance Sheet — Current Portion

12Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes 4.650% 5.400%4.200% Total Debt = $3.0 billion ($ in Millions) Debt Maturity Schedule 4.750% 2.400% 3.375% ... ...

13Interpublic Group of Companies, Inc. Summary • Strong execution by our people driving results • Foundation for sustained growth and value creation ◦ Quality of our agency offerings and talent ◦ Data capabilities at scale ◦ Strong creative and innovative marketing & media solutions ◦ Integrated digital and digital specialists ◦ Evolving higher-value offerings ◦ "Open architecture" agency collaboration • Proven track record of effective expense management which remains an ongoing priority • Financial strength a continued source of value creation

14Interpublic Group of Companies, Inc. Appendix

15Interpublic Group of Companies, Inc. Twelve Months Ended December 31, 2021 2020 Net Revenue $ 9,107.9 $ 8,064.5 Billable Expenses 1,132.8 996.5 Total Revenue 10,240.7 9,061.0 Salaries and Related Expenses 5,975.4 5,345.0 Office and Other Direct Expenses 1,279.6 1,367.9 Billable Expenses 1,132.8 996.5 Cost of Services 8,387.8 7,709.4 Selling, General and Administrative Expenses 122.3 58.8 Depreciation and Amortization 283.8 290.6 Restructuring Charges 10.6 413.8 Total Operating Expense 8,804.5 8,472.6 Operating Income 1,436.2 588.4 Interest Expense, net (143.4) (162.7) Other Expense, net (1) (70.7) (64.4) Income Before Income Taxes 1,222.1 361.3 Provision for Income Taxes (2) 251.8 8.0 Equity in Net Income of Unconsolidated Affiliates 2.5 0.9 Net Income 972.8 354.2 Net Income Attributable to Noncontrolling Interests (20.0) (3.1) Net Income Available to IPG Common Stockholders $ 952.8 $ 351.1 Earnings per Share Available to IPG Common Stockholders - Basic (3) $ 2.42 $ 0.90 Earnings per Share Available to IPG Common Stockholders - Diluted (3) $ 2.39 $ 0.89 Weighted-Average Number of Common Shares Outstanding - Basic 393.0 389.4 Weighted-Average Number of Common Shares Outstanding - Diluted 398.4 393.2 Dividends Declared per Common Share $ 1.080 $ 1.020 ($ in Millions, except per share amounts) Operating Performance (1) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021. (2) Includes an income tax benefit of $136.2 in the third quarter of 2020 in relation to the settlement of the U.S. Federal income tax audit from years 2006 through 2016. (3) Earnings per share amounts calculated on an unrounded basis.

16Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 20. Twelve Months Ended December 31, 2021 +10.9% United States +10.0% United Kingdom +13.5% Continental Europe +22.8% Latin America +11.0% Asia Pacific +13.9% International +11.9% Worldwide +18.2% All Other Markets

17Interpublic Group of Companies, Inc. Three Months Ended December 31, 2021 2020 Net Income $ 368.0 $ 117.0 OPERATING ACTIVITIES: Depreciation & amortization 88.2 87.1 Non-cash restructuring charges (1) 12.0 169.9 Other non-cash items 6.3 9.0 Net losses on sales of businesses 0.8 15.2 Deferred taxes (42.8) (37.0) Change in working capital, net 1,059.1 1,159.8 Change in other non-current assets & liabilities (24.6) 1.1 Net cash provided by Operating Activities 1,467.0 1,522.1 INVESTING ACTIVITIES: Capital expenditures (71.9) (55.5) Acquisitions, net of cash acquired — (2.4) Net proceeds from investments 2.1 7.9 Other investing activities (0.4) (33.7) Net cash used in Investing Activities (70.2) (83.7) FINANCING ACTIVITIES: Repayment of long-term debt (504.1) (503.2) Common stock dividends (106.3) (99.5) Distributions to noncontrolling interests (6.5) (5.8) Net decrease in short-term borrowings (1.4) (0.4) Tax payments for employee shares withheld (0.5) (0.1) Acquisition-related payments — (6.0) Exercise of stock options — 6.5 Other financing activities 2.4 — Net cash used in Financing Activities (616.4) (608.5) Currency effect (5.1) 51.3 Net increase in cash, cash equivalents and restricted cash $ 775.3 $ 881.2 ($ in Millions) Cash Flow (1) Includes $10.6 and $135.9 for the three months ended December 31, 2021 and 2020, respectively, related to change in operating lease right-of-use assets and liabilities resulting from 2020 restructuring actions.

18Interpublic Group of Companies, Inc. 2021 Q1 Q2 Q3 Q4 FY 2021 Depreciation and amortization (1) $ 47.6 $ 48.5 $ 47.9 $ 53.6 $ 197.6 Amortization of acquired intangibles 21.6 21.6 21.5 21.5 86.2 Amortization of restricted stock and other non-cash compensation 20.3 21.9 15.7 12.2 70.1 Net amortization of bond discounts and deferred financing costs 2.7 1.1 1.0 0.9 5.7 2020 Q1 Q2 Q3 Q4 FY 2020 Depreciation and amortization (1) $ 51.5 $ 51.3 $ 49.7 $ 52.2 $ 204.7 Amortization of acquired intangibles 21.3 21.8 21.3 21.5 85.9 Amortization of restricted stock and other non-cash compensation 23.2 12.6 20.6 10.6 67.0 Net amortization of bond discounts and deferred financing costs 2.3 3.0 3.3 2.8 11.4 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

19Interpublic Group of Companies, Inc. Components of Change Change Three Months Ended December 31, 2020 Foreign Currency Net Acquisitions/ (Divestitures) Organic Three Months Ended December 31, 2021 Organic Total SEGMENT: IAN $ 1,985.7 $ 4.2 $ (3.4) $ 222.0 $ 2,208.5 11.2% 11.2% DXTRA 298.7 1.2 (4.5) 45.0 340.4 15.1% 14.0% Total $ 2,284.4 $ 5.4 $ (7.9) $ 267.0 $ 2,548.9 11.7% 11.6% GEOGRAPHIC: United States $ 1,390.8 $ — $ (1.1) $ 168.8 $ 1,558.5 12.1% 12.1% International 893.6 5.4 (6.8) 98.2 990.4 11.0% 10.8% United Kingdom 189.4 6.6 — 11.8 207.8 6.2% 9.7% Continental Europe 229.9 (2.5) (1.0) 13.9 240.3 6.0% 4.5% Asia Pacific 223.1 (0.5) (6.4) 21.6 237.8 9.7% 6.6% Latin America 103.3 (3.5) 4.8 23.2 127.8 22.5% 23.7% All Other Markets 147.9 5.3 (4.2) 27.7 176.7 18.7% 19.5% Worldwide $ 2,284.4 $ 5.4 $ (7.9) $ 267.0 $ 2,548.9 11.7% 11.6% ($ in Millions) Reconciliation of Organic Net Revenue

20Interpublic Group of Companies, Inc. Components of Change Change Twelve Months Ended December 31, 2020 Foreign Currency Net Acquisitions/ (Divestitures) Organic Twelve Months Ended December 31, 2021 Organic Total SEGMENT: IAN $ 6,921.4 $ 94.1 $ (18.1) $ 842.4 $ 7,839.8 12.2% 13.3% DXTRA 1,143.1 21.1 (16.8) 120.7 1,268.1 10.6% 10.9% Total $ 8,064.5 $ 115.2 $ (34.9) $ 963.1 $ 9,107.9 11.9% 12.9% GEOGRAPHIC: United States $ 5,211.4 $ — $ (14.7) $ 566.4 $ 5,763.1 10.9% 10.6% International 2,853.1 115.2 (20.2) 396.7 3,344.8 13.9% 17.2% United Kingdom 664.3 49.7 0.9 66.6 781.5 10.0% 17.6% Continental Europe 683.6 27.4 (3.7) 92.4 799.7 13.5% 17.0% Asia Pacific 710.5 23.1 (20.6) 78.4 791.4 11.0% 11.4% Latin America 323.4 (9.8) 9.2 73.6 396.4 22.8% 22.6% All Other Markets 471.3 24.8 (6.0) 85.7 575.8 18.2% 22.2% Worldwide $ 8,064.5 $ 115.2 $ (34.9) $ 963.1 $ 9,107.9 11.9% 12.9% ($ in Millions) Reconciliation of Organic Net Revenue

Reconciliation of Adjusted Results[(1)]

	Three Months Ended December 31, 2021					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges (2)	Net Losses on Sales of Businesses	Tax Valuation Allowance Reversals	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges (3)	**$ 457.3**	**$ (21.5)**	**$ (13.0)**			**$ 491.8**
Total (Expenses) and Other Income (4)	(24.0)			$ (0.8)		(23.2)
Income Before Income Taxes	**433.3**	**(21.5)**	**(13.0)**	**(0.8)**		**468.6**
Provision for Income Taxes	67.4	4.3	2.9	0.3	$ 59.4	134.3
Equity in Net Income of Unconsolidated Affiliates	2.1					2.1
Net Income Attributable to Noncontrolling Interests	(10.1)					(10.1)
Net Income Available to IPG Common Stockholders	**$ 357.9**	**$ (17.2)**	**$ (10.1)**	**$ (0.5)**	**$ 59.4**	**$ 326.3**
Weighted-Average Number of Common Shares Outstanding - Basic	**393.7**					**393.7**
Dilutive effect of stock options and restricted shares	6.2					6.2
Weighted-Average Number of Common Shares Outstanding - Diluted	**399.9**					**399.9**
Earnings per Share Available to IPG Common Stockholders (5):						
Basic	$ 0.91	$ (0.04)	$ (0.03)	$ (0.00)	$ 0.15	$ 0.83
Diluted	$ 0.90	$ (0.04)	$ (0.03)	$ (0.00)	$ 0.15	$ 0.82

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $13.0 in the fourth quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(4) Consists of non-operating expenses including interest expense, net and other expense, net.
(5) Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21 IPG

Reconciliation of Adjusted Results[1]

	Twelve Months Ended December 31, 2021						
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges [2]	Net Losses on Sales of Businesses [3]	Tax Valuation Allowance Reversals	Loss on Early Extinguishment of Debt [4]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [5]	**$ 1,436.2**	**$ (86.2)**	**$ (10.6)**				**$ 1,533.0**
Total (Expenses) and Other Income [6]	(214.1)			$ (13.3)		$ (74.0)	(126.8)
Income Before Income Taxes	**1,222.1**	**(86.2)**	**(10.6)**	**(13.3)**		**(74.0)**	**1,406.2**
Provision for Income Taxes	251.8	16.9	3.2	2.0	$ 59.4	18.5	351.8
Equity in Net Income of Unconsolidated Affiliates	2.5						2.5
Net Income Attributable to Noncontrolling Interests	(20.0)						(20.0)
Net Income Available to IPG Common Stockholders	**$ 952.8**	**$ (69.3)**	**$ (7.4)**	**$ (11.3)**	**$ 59.4**	**$ (55.5)**	**$ 1,036.9**
Weighted-Average Number of Common Shares Outstanding - Basic	**393.0**						**393.0**
Dilutive effect of stock options and restricted shares	5.4						5.4
Weighted-Average Number of Common Shares Outstanding - Diluted	**398.4**						**398.4**
Earnings per Share Available to IPG Common Stockholders [7]:							
Basic	$ 2.42	$ (0.18)	$ (0.02)	$ (0.03)	$ 0.15	$ (0.14)	$ 2.64
Diluted	$ 2.39	$ (0.17)	$ (0.02)	$ (0.03)	$ 0.15	$ (0.14)	$ 2.60

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of $10.6 in FY 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Includes losses on compete dispositions of businesses and the classification of certain assets as held for sale, partially offset by a non-cash in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest.
(4) Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.
(5) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(6) Consists of non-operating expenses including interest expense, net and other expense, net.
(7) Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 22

Reconciliation of Adjusted EBITA[1]

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
Net Revenue	$ 2,548.9	$ 2,284.4	$ 9,107.9	$ 8,064.5
Non-GAAP Reconciliation:				
Net Income Available to IPG Common Stockholders	$ 357.9	$ 112.3	$ 952.8	$ 351.1
Add Back:				
Provision for Income Taxes	67.4	58.1	251.8	8.0
Subtract:				
Total (Expenses) and Other Income [2]	(24.0)	(49.8)	(214.1)	(227.1)
Equity in Net Income of Unconsolidated Affiliates	2.1	1.5	2.5	0.9
Net Income Attributable to Noncontrolling Interests	(10.1)	(4.7)	(20.0)	(3.1)
Operating Income	$ 457.3	$ 223.4	$ 1,436.2	$ 588.4
Add Back:				
Amortization of Acquired Intangibles	21.5	21.5	86.2	85.9
Adjusted EBITA	$ 478.8	$ 244.9	$ 1,522.4	$ 674.3
Adjusted EBITA Margin on Net Revenue %	18.8 %	10.7 %	16.7 %	8.4 %
Restructuring Charges [3]	13.0	253.9	10.6	413.8
Adjusted EBITA before Restructuring Charges	$ 491.8	$ 498.8	$ 1,533.0	$ 1,088.1
Adjusted EBITA before Restructuring Charges Margin on Net Revenue %	19.3 %	21.8 %	16.8 %	13.5 %

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

[2] Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021 and a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest.

[3] Restructuring charges of $13.0 and $10.6 in the fourth quarter and FY 2021, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

($ in Millions)

Interpublic Group of Companies, Inc. — 23

Reconciliation of Adjusted Results[1]

	Three Months Ended December 31, 2020				
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges (2)	$ 223.4	$ (21.5)	$ (253.9)		$ 498.8
Total (Expenses) and Other Income (3)	(49.8)			$ (15.2)	(34.6)
Income Before Income Taxes	173.6	(21.5)	(253.9)	(15.2)	464.2
Provision for Income Taxes	58.1	4.2	56.9	2.0	121.2
Equity in Net Income of Unconsolidated Affiliates	1.5				1.5
Net Income Attributable to Noncontrolling Interests	(4.7)				(4.7)
Net Income Available to IPG Common Stockholders	$ 112.3	$ (17.3)	$ (197.0)	$ (13.2)	$ 339.8
Weighted-Average Number of Common Shares Outstanding - Basic	390.5				390.5
Dilutive effect of stock options and restricted shares	5.6				5.6
Weighted-Average Number of Common Shares Outstanding - Diluted	396.1				396.1
Earnings per Share Available to IPG Common Stockholders (4):					
Basic	$ 0.29	$ (0.04)	$ (0.50)	$ (0.03)	$ 0.87
Diluted	$ 0.28	$ (0.04)	$ (0.50)	$ (0.03)	$ 0.86

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
(3) Consists of non-operating expenses including interest expense, net and other expense, net.
(4) Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 24 IPG

Reconciliation of Adjusted Results[1]

	Twelve Months Ended December 31, 2020					
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses	Net Impact of Various Discrete Tax Items [2]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges [3]	**$ 588.4**	**$ (85.9)**	**$ (413.8)**			**$ 1,088.1**
Total (Expenses) and Other Income [4]	(227.1)			$ (67.0)		(160.1)
Income Before Income Taxes	**361.3**	**(85.9)**	**(413.8)**	**(67.0)**		**928.0**
Provision for Income Taxes	8.0	16.9	93.1	5.0	$ 122.6	245.6
Equity in Net Income of Unconsolidated Affiliates	0.9					0.9
Net Income Attributable to Noncontrolling Interests	(3.1)					(3.1)
Net Income Available to IPG Common Stockholders	**$ 351.1**	**$ (69.0)**	**$ (320.7)**	**$ (62.0)**	**$ 122.6**	**$ 680.2**
Weighted-Average Number of Common Shares Outstanding - Basic	**389.4**					**389.4**
Dilutive effect of stock options and restricted shares	3.8					3.8
Weighted-Average Number of Common Shares Outstanding - Diluted	**393.2**					**393.2**
Earnings per Share Available to IPG Common Stockholders [5]:						
Basic	$ 0.90	$ (0.18)	$ (0.82)	$ (0.16)	$ 0.31	$ 1.75
Diluted	$ 0.89	$ (0.18)	$ (0.82)	$ (0.16)	$ 0.31	$ 1.73

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Includes a tax benefit of $136.2 related to the finalization and settlement of the U.S. Federal income tax audit of the years 2006 and 2016, partially offset by $13.6 of tax expense related to the estimated costs associated with our change with our change in our APB 23 assertion for certain foreign subsidiaries.
[3] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 23.
[4] Consists of non-operating expenses including interest expense, net and other expense, net.
[5] Earnings per share amounts calculated on an unrounded basis.
($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 25

26Interpublic Group of Companies, Inc. (Amounts in Millions) Total Shares: Basic and Eligible for Dilution Dilutive SharesBasic Shares (1) Includes basic common shares outstanding, restricted shares, in-the-money stock options and convertible debt and preferred stock eligible for dilution. (2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented. Weighted-Average (2) (1)

27Interpublic Group of Companies, Inc. ($ in Millions) Acquisition Payments PotentialActual (1) Amounts represent payments related to our previous acquisitions based on current estimates of financial performance and are subject to change. Amounts include deferred payments, payments we may be required to make in connection with our redeemable noncontrolling interests and call options with affiliates. With respect to redeemable noncontrolling interests and call options with affiliates, the estimated payment amounts are shown as an obligation in the earliest year in which they are exercisable and payable, though some are eligible for exercise in multiple years and can also be paid over multiple years. (2) (1)

28Interpublic Group of Companies, Inc. Metrics Update

29Interpublic Group of Companies, Inc. Metrics Update CATEGORY: NET REVENUE SALARIES & RELATED OFFICE & OTHER DIRECT REAL ESTATE FINANCIAL (% of net revenue) (% of net revenue) METRIC: By Client Sector Twelve Months Ended Twelve Months Ended Total Square Feet Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facilities Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

30Interpublic Group of Companies, Inc. Net Revenue By Client Sector Top 500 Clients for the Twelve Months Ended December 31 Approximately 85% of Consolidated Net Revenue (1) 2021 2020 Health Care 27% Tech & Telecom 15% Auto & Transportation 8% Food & Beverage 9% Consumer Goods 8% Financial Services 13% Retail 10% Other 10% Health Care 26% Tech & Telecom 16% Auto & Transportation 8% Food & Beverage 10% Consumer Goods 8% Financial Services 13% Retail 10% Other 9%

31Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Net Revenue Twelve Months Ended December 31

32Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Net Revenue) “All Other Salaries & Related,” not shown, was 1.7% and 1.5% for the three months ended December 31, 2021 and 2020, respectively, and 1.3% for both the twelve months ended December 31, 2021 and 2020. Three and Twelve Months Ended December 31 2021 2020

33Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Net Revenue Twelve Months Ended December 31

34Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Net Revenue) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. Three and Twelve Months Ended December 31 2021 2020

35Interpublic Group of Companies, Inc. (Amounts in Millions) Real Estate Total Square Feet as of December 31 Sublease/VacantOccupied (1) Increase primarily due to the inclusion of Acxiom real estate. (2) Decrease primarily due to real estate restructuring actions taken as part of the 2020 Restructuring Plan. (1) (2)

36Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents 364-Day Credit Facility (1) The 364-day revolving credit facility matured in March 2021. (1)

37Interpublic Group of Companies, Inc. Covenants Four Quarters Ended December 31, 2021 Leverage Ratio (not greater than) (2) 3.50x Actual Leverage Ratio 1.64x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended December 31, 2021 Net Income Available to IPG Common Stockholders $ 952.8 + Non-Operating Adjustments (3) 483.4 Operating Income $ 1,436.2 + Depreciation and Amortization 357.5 + Other Non-cash Charges Reducing Operating Income 9.2 Credit Agreement EBITDA (2): $ 1,802.9 ($ in Millions) Credit Facilities Covenant (1) (1) The leverage ratio financial covenant applies to our committed corporate credit facility, amended and restated as of November 1, 2021, (the "Credit Agreement"). (2) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. (3) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, and net income attributable to noncontrolling interests.

38Interpublic Group of Companies, Inc. This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the impacts of COVID-19 pandemic, including unanticipated developments like the emergence of new coronavirus variants or any shortfalls in vaccination efforts, and associated mitigation measures such as social distancing efforts and restrictions on businesses, social activities and travel, any failure to realize anticipated benefits from the rollout of COVID-19 vaccination campaigns and the resulting impact on the economy, our clients and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in interest rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world, including laws and regulations related to data protection and consumer privacy; ▪ the impact on our operations of general or directed cybersecurity events; and ▪ failure to fully realize the anticipated benefits of our 2020 restructuring actions and other cost-saving initiatives. Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings. Cautionary Statement